AETNA SERIES FUND, INC.
       October 13, 1995 Supplement to the Prospectus dated March 31, 1995

The following supplements information contained in the prospectus dated March 31, 1995.

* On October 13, 1995, the Board of Directors of the Aetna Series Fund, Inc. adopted a Plan of Liquidation on behalf of the Aetna Tax-Free Fund (the "Plan"). The Aetna Tax-Free Fund is closed to new investments. The Plan will be submitted to shareholders of the Aetna Tax-Free Fund for approval. ALIAC has agreed to waive all deferred sales charges on any redemptions occurring after October 13, 1995.

* On September 20, 1995, the Board of Directors of the Aetna Series Fund, Inc. adopted a Plan of Reorganization and Liquidation on behalf of the Aetna Asian Growth Fund (the "Plan"). If the Plan is approved by the Asian Growth Fund shareholders, the Aetna International Growth Fund would acquire all the assets of the Asian Growth Fund, the shareholders of the Asian Growth Fund would become shareholders of the International Growth Fund, and the Asian Growth Fund would be liquidated.

* Notice has been given to Dunedin Fund Managers, Ltd., the investment subadviser of the Aetna International Growth Fund, that the Board of Directors of the Fund has voted to terminate the subadvisory agreement with Dunedin. Effective December 1, 1995 the day-to-day management of the portfolio will be assumed by ALIAC, the current Investment Adviser (the "Adviser").

* Effective July 28, 1995 Kevin M. Means has replaced Martin J. Duffy as the Portfolio Manager for the Growth and Income Fund. The following paragraph replaces the Growth and Income Fund Portfolio Management section currently printed in the prospectus on page 40:

  Growth and Income Fund. Kevin M. Means, Portfolio Manager, ALIAC. Mr. Means has over eight years investment management experience. Before joining ALIAC in 1994 he was with INVESCO Capital Management, Inc. Vince Fioramonti, who is responsible for Hong Kong transactions for this Fund, has been with ALIAC since 1994 and has over 7 years of international investment experience.

Form X41694.00.3                                                  October 1995